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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                February 9, 2005

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                          GENERAL MARITIME CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        REPUBLIC OF THE MARSHALL ISLANDS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               001-16531                               06-159-7083
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               35 West 56th Street
                            New York, New York 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 763-5600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into a Material Definitive Agreement

On February 9, 2005, the Board of Directors of General Maritime Corporation (the "Company"), on the recommendation of its Compensation Committee, approved grants of restricted shares of the Company's common stock to the Company's senior executive officers as performance compensation for 2004. Peter C. Georgiopoulos, Chairman of the Board, President and Chief Executive Officer of the Company, was granted 150,000 shares of restricted stock, with restrictions on all such shares to lapse on November 16, 2014. Restrictions on Mr. Georgiopoulos' stock will also lapse in full upon his death or disability or a change of control of the Company and will lapse on a straight-line basis if Mr. Georgiopoulos is dismissed without cause or resigns for good reason. Mr. Georgiopoulos had requested, and the Company's Compensation Committee had agreed, that his 2004 performance compensation would take the form of a restricted stock grant rather than a cash bonus. John P. Tavlarios, a Director of the Company, and Chief Executive Officer of the Company's tanker operating subsidiary, General Maritime Management LLC, was granted 50,000 shares of restricted stock. John C. Georgiopoulos, Chief Administrative Officer of the Company, and Jeff Pribor, Chief Financial Officer of the Company, were each granted 10,000 shares of restricted stock. The restrictions applicable to the shares granted to Messrs. Tavlarios, John Georgiopoulos and Pribor will lapse ratably in 20% increments on the first five anniversaries of November 16, 2004. The restrictions applicable to the shares granted to these three executives will also lapse in full upon a change of control of the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GENERAL MARITIME CORPORATION
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                                 (Registrant)



                                 By: /s/ John C. Georgiopoulos
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                                 Name:  John C. Georgiopoulos
                                 Title: Chief Administrative Officer


Date:   February 11, 2005